Supplement to
Fidelity's Arizona
Municipal Funds
October 30, 2014
Prospectus

The following information supplements information found in the "Shareholder Information" section under the heading "Selling Shares" beginning on page 24.

  Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's Treasurer.
AZI-SPZ-15-01  August 3, 2015
1.713591.130